AVEROX FZ-LLC AND SUBSIDIARY

                  CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

                               SEPTEMBER 30, 2006

                                TABLE OF CONTENTS

Consolidated Balance Sheet                                                     2

Consolidated Statement of Operations                                           3

Consolidated Statement of Cash Flow                                            4

Condensed Consolidated Notes to Financial Statements                           5

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                          AVEROX FZ-LLC AND SUBSIDIARY
                           CONSOLIDATED BALANCE SHEET
                               SEPTEMBER 30, 2006

                                     ASSETS

Current Assets
  Cash and cash equivalents                                         $   211,448
  Accounts receivable, net                                            1,796,035
  Other receivables                                                     105,014
  Loan receivable from officer                                        2,992,366
  Deferred tax asset                                                    125,494
  Advances                                                               31,081
  Other current assets                                                    1,177
  Prepaid expenses                                                      167,631
                                                                    -----------
    Total Current Assets                                              5,430,246
                                                                    -----------

Property, Plant & Equipment, net                                        140,174
                                                                    -----------

Other Assets
  Deposits                                                                8,090
                                                                    -----------

Total Assets                                                        $ 5,578,510
                                                                    ===========

                      LIABILITIES AND STOCKHOLDER'S EQUITY

Current Liabilities
  Accounts payable and accrued expenses                             $   170,314
  Provision for income tax                                              783,620
  Deferred tax liabilities                                               32,050
  Dividends payable                                                   3,022,833
  Current portion of lease obligations                                   41,176
                                                                    -----------
    Total Current Liabilities                                         4,049,994

Lease obligation                                                         33,750
                                                                    -----------
    Total Liabilities                                                 4,083,744
                                                                    -----------

Minority interest                                                        88,881
                                                                    -----------

Stockholder's Equity
  Common stock, $680.75 par value, 100,000,000 shares
   authorized, 100 issued and outstanding                                68,075
  Additional paid in capital                                            (92,130)
  Dividend payable                                                   (3,022,833)
  Other comprehensive income                                             60,461
  Retained earnings                                                   4,392,312
                                                                    -----------
  Total Stockholder's Equity                                          1,405,885
                                                                    -----------

Total Liabilities and Stockholder's Equity                          $ 5,578,510
                                                                    ===========

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                          AVEROX FZ-LLC AND SUBSIDIARY
                      CONSOLIDATED STATEMENT OF OPERATIONS
                  FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2006

Net Revenue                                                         $ 2,210,775

Cost of sales                                                           425,957
                                                                    -----------

  Gross profit                                                        1,784,819

Operating expenses
  General and administrative expenses                                    55,130
                                                                    -----------

Income from operations                                                1,729,688
                                                                    -----------

Other (Income) Expense
  Interest income                                                           (57)
  Interest expense                                                        3,659
  Currency exchange losses                                                  360
  Minority interest                                                      22,698
  Gain on disposal of asset                                              (1,030)
                                                                    -----------
  Total Other (Income) Expense                                           25,630
                                                                    -----------

Income before income taxes                                            1,704,058

Provision for income taxes                                              591,838
                                                                    -----------

Net income                                                            1,112,220

Other Comprehensive income
  Foreign Currency Translation                                           60,461
                                                                    -----------

Comprehensive Income                                                $ 1,172,681
                                                                    ===========

Basic & diluted net income per share                                $    11,122
                                                                    ===========

Weighted average shares of share capital outstanding
  - basic & diluted                                                         100
                                                                    ===========

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                          AVEROX FZ-LLC AND SUBSIDIARY
                      CONSOLIDATED STATEMENT OF CASH FLOWS
                  FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2006

CASH FLOWS FROM OPERATING ACTIVITIES
  Net income                                                        $ 1,112,220
  Adjustments to reconcile net income to net cash
   provided by operating activities:
  Minority interest                                                      22,698
  Loss on sales of fixed assets                                          (1,030)
  Depreciation                                                           10,712
  (Increase) / decrease in assets:
    Accounts receivable                                              (1,584,886)
    Other receivables, deposits and prepaid expenses                   (170,636)
    Increase / (decrease) in liabilities:
    Accounts payable and accrued expenses                                26,226
    Provision for income tax                                            591,838
                                                                    -----------

  Net cash provided by operations                                         7,143
                                                                    -----------

CASH FLOWS FROM INVESTING ACTIVITIES
  Sale of property & equipment                                           11,634
  Acquisition of property & equipment                                        --
                                                                    -----------

  Net cash provided by investing activities                              11,634
                                                                    -----------

CASH FLOWS FROM FINANCING ACTIVITIES
  Receivable from related parties                                       163,097
  Payment on capital lease                                              (21,768)
                                                                    -----------

  Net cash provided by financing activities                             141,329
                                                                    -----------

  Effect of exchange rate changes on cash and cash equivalents              512
                                                                    -----------

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                    160,619

CASH AND CASH EQUIVALENTS, BEGINNING BALANCE                             50,830
                                                                    -----------

CASH AND CASH EQUIVALENTS, ENDING BALANCE                           $   211,448
                                                                    ===========

SUPPLEMENTAL DISCLOSURES:

  Cash paid during the three months for:

    Interest paid                                                   $     3,659
                                                                    ===========

                          AVEROX FZ-LLC AND SUBSIDIARY
                  CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
                               SEPTEMBER 30, 2006

Note A - ORGANIZATION

      Averox FZ-LLC ("Averox Dubai") a free zone limited liability company organized under the Laws of Dubai, UAZ was incorporated on November 9, 2004. Averox Consulting (Private) Limited ("Averox Pakistan"), a private limited company organized under the laws of Pakistan on March 19, 2003. When used in these notes, the terms "Company," "we," "our," or "us" mean Averox Dubai and its consolidated subsidiary Averox Pakistan.

      On August 31, 2006 the Company's shareholders transferred 98 shares of common stock in Averox Consulting (PVT), Ltd. ("Averox Pakistan"), a Pakistan registered entity, to Averox Consulting FZ-LLC ("Averox Dubai"). These shares represent ninety eight percent (98%) of the issued and outstanding shares on that date. Averox Pakistan became a majority owned subsidiary of Averox Dubai.

      The principle services we provide include the design, deployment, integration, and the overall management of telecommunications networks for both large and small companies. Our work for telecommunication companies involves software development, radio frequency engineering, project management and the installation of telecommunications equipment. We also provide network management services, which involve day-to-day optimization and maintenance of telecommunications networks. To date, most of our network engineering and deployment services have been for telecommunications carriers primarily in Pakistan, although we are actively marketing our services and solutions in Eastern Europe, the Middle East and the rest of Asia.

      Our information technology, or IT, professionals develop and promote software which delivers industry standard-specific solutions. The solutions developed by our IT professionals address needs in a wide spectrum of areas such as e-commerce, enterprise resource planning, IT strategy and consulting, project management and web-based applications such as content management systems, and Internet and intranet applications

Note B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      Basis of Consolidation

      The consolidated financial statements include the accounts of Averox Dubai and its majority owned subsidiary Averox Pakistan, collectively referred to within as the Company. All material intercompany accounts, transactions and profits have been eliminated in consolidation.

      Exchange Gain (Loss):

      During the three months ended September 30, 2006, the transactions of Averox Pakistan were denominated in foreign currency and were recorded in Pakistan Rupee (PKR) at the rates of exchange in effect when the transactions occur. Exchange gains and losses are recognized for the different foreign exchange rates applied when the foreign currency assets and liabilities are settled.

                          AVEROX FZ-LLC AND SUBSIDIARY
                  CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
                               SEPTEMBER 30, 2006

Note B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

      Translation Adjustment

      As of September 30, 2006, the accounts of Averox Pakistan were maintained, and its financial statements were expressed, in Pakistan Rupee (PKR). Such financial statements were translated into U.S. Dollars (USD) in accordance with Statement of Financial Accounts Standards ("SFAS") No. 52, "Foreign Currency Translation," with the PKR as the functional currency. According to the Statement, all assets and liabilities were translated at the current exchange rate, stockholders' equity (deficit) is translated at the historical rates and income statement items are translated at the average exchange rate for the period. The resulting translation adjustments are reported under other comprehensive income in accordance with SFAS No. 130, "Reporting Comprehensive Income" as a component of shareholders' equity (deficit).

      Use of Estimates

      The preparation of financial statements in conformity with generally accepted accounting principles, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

      Risks and Uncertainties

      The Company is subject to substantial risks from, among other things, intense competition associated with the industry in general, other risks associated with financing, liquidity requirements, rapidly changing customer requirements, limited operating history, foreign currency exchange rates and the volatility of public markets.

      Contingencies

      Certain conditions may exist as of the date the financial statements are issued, which may result in a loss to the Company but which will only be resolved when one or more future events occur or fail to occur. Our management and legal counsel assess such contingent liabilities, and such assessment inherently involves an exercise of judgment. In assessing loss contingencies related to legal proceedings that are pending against the Company or unasserted claims that may result in such proceedings, the Company's legal counsel evaluates the perceived merits of any legal proceedings or unasserted claims as well as the perceived merits of the amount of relief sought or expected to be sought.

      If the assessment of a contingency indicates that it is probable that a material loss has been incurred and the amount of the liability can be estimated, then the estimated liability would be accrued in the Company's financial statements. If the assessment indicates that a potential material loss contingency is not probable but is reasonably possible, or is probable but cannot be estimated, then the nature of the contingent liability, together with an estimate of the range of possible loss if determinable and material would be disclosed.

      Loss contingencies considered to be remote by management are generally not disclosed unless they involve guarantees, in which case the guarantee would be disclosed.

                          AVEROX FZ-LLC AND SUBSIDIARY
                  CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
                               SEPTEMBER 30, 2006

Note B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

      Cash and Cash Equivalents

      Cash and cash equivalents include cash in hand and cash in time deposits, certificates of deposit and all highly liquid debt instruments with original maturities of three months or less.

      Accounts Receivable

      We maintain reserves for potential credit losses on accounts receivable. Management reviews the composition of accounts receivable and analyzes historical bad debts, customer concentrations, customer credit worthiness, current economic trends and changes in customer payment patterns to evaluate the adequacy of these reserves. Reserves are recorded primarily on a specific identification basis. As of September 30, 2006, there were approximately $1,245,595 in reserves made for allowance for doubtful accounts.

      Property, Plant & Equipment

      Property and equipment are stated at cost. Expenditures for maintenance and repairs are charged to earnings as incurred; additions, renewals and betterments are capitalized. When property and equipment are retired or otherwise disposed of, the related cost and accumulated depreciation are removed from the respective accounts, and any gain or loss is included in operations. Depreciation of property and equipment is provided using the straight-line method for substantially all assets with estimated lives of:

               Equipment                             3 -5 years
               Furniture & Fixtures                  5 - 10 years
               Motor Vehicles                        5 years

      As of September 30, 2006 property, plant and equipment consisted of the following:

                                                     9/30/2006

           Furniture & Fixtures                         37,115
           Office equipment                             61,380
           Motor vehicles                              127,980
                                                     ---------
                                                       226,476

           Accumulated depreciation                    (83,908)
                                                     ---------

           Total                                     $ 142,567
                                                     =========

      Capital Leases

      Included in Property, Plant and Equipment, as of September 30, 2006, are $137,593 of assets that were purchased on capital lease arrangements.

                          AVEROX FZ-LLC AND SUBSIDIARY
                  CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
                               SEPTEMBER 30, 2006

Note B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

      Fair Value of Financial Instruments

      Statement of Financial Accounting Standard No. 107, Disclosures about fair value of financial instruments, requires that the Company disclose estimated fair values of financial instruments. The carrying amounts reported in the statements of financial position for assets and liabilities qualifying as financial instruments are a reasonable estimate of fair value.

      Revenue Recognition

      Under SOP 97-2 as amended, SOP 81-1 and SAB 104 the Company recognizes revenue when persuasive evidence of an arrangement exists, delivery has occurred, the fee is fixed or determinable, and collectibility is reasonably assured. In instances where final acceptance of the product, system, or solution is specified by the customer, revenue is deferred until all acceptance criteria have been met. . The Company also follows the provisions of the Securities and Exchange Commission's Staff Accounting Bulletin ("SAB") No. 101, "Revenue Recognition in Financial Statements," as revised by SAB 104.

      Advertising Costs

      The Company expenses all advertising costs as incurred. The advertising costs were not material for all periods presented.


      Software Development Costs

      Software development costs required to be capitalized pursuant to Statement of Financial Accounting Standards No. 86, "Accounting for the Costs of Computer Software to Be Sold, Leased, or Otherwise Marketed," have not been material to date. Software development costs for internal use required to be capitalized pursuant to Statement of Position No. 98-1, "Accounting for the Costs of Computer Software Developed or Obtained for Internal Use," have also not been material to date. The Company did not incur any software development costs during the three months ended September 30, 2006.

                          AVEROX FZ-LLC AND SUBSIDIARY
                  CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
                               SEPTEMBER 30, 2006

Note B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

      Income Taxes

      The Company utilizes SFAS No. 109, "Accounting for Income Taxes," which requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred income taxes are recognized for the tax consequences in future years of differences between the tax bases of assets and liabilities and their financial reporting amounts at each period end based on enacted tax laws and statutory tax rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

      Statement of Cash Flows

      In accordance with SFAS No. 95, "Statement of Cash Flows," cash flow from our operations is based upon the local currencies. As a result, amounts related to assets and liabilities reported on the statement of cash flows will not necessarily agree with changes in the corresponding balances on the balance sheet.

      Concentration of Credit Risk

      Financial instruments that potentially subject the Company to concentrations of credit risk are cash, accounts receivable and other receivables arising from our normal business activities. We place our cash in what we believe to be credit-worthy financial institutions. We have a diversified customer base, most of which are primarily in South East Asia, the Middle East, Eastern Europe and North America. We control credit risk related to accounts receivable through credit approvals, credit limits and monitoring procedures. The Company routinely assesses the financial strength of its customers and, based upon factors surrounding the credit risk, establishes an allowance, if required, for uncollectible accounts and, as a consequence, believes that its accounts receivable credit risk exposure beyond such allowance is limited.

      Segment Reporting

      Statement of Financial Accounting Standards No. 131 ("SFAS 131"), "Disclosure About Segments of an Enterprise and Related Information" requires use of the "management approach" model for segment reporting. The management approach model is based on the way a company's management organizes segments within the company for making operating decisions and assessing performance. Reportable segments are based on products and services, geography, legal structure, management structure, or any other manner in which management disaggregates a company. SFAS 131 has no effect on the Company's consolidated financial statements as the Company consists of one reportable business segment as of September 30, 2006.

                          AVEROX FZ-LLC AND SUBSIDIARY
                  CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
                               SEPTEMBER 30, 2006

Note B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

      New Accounting Pronouncements

      In December 2004, the FASB issued FASB Statement No. 123R, "Share-Based Payment, an Amendment of FASB Statement No. 123" ("FAS No. 123R"). FAS No. 123R requires companies to recognize in the statement of operations the grant- date fair value of stock options and other equity-based compensation issued to employees. FAS No. 123R is effective beginning in the Company's second quarter of fiscal 2006. The Company does not expect the adoption of FAS No. 123R to have a material impact on its consolidated financial position, results of operations or cash flows.

      In May 2005, the FASB issued FASB Statement No. 154, "Accounting Changes and Error Corrections - a replacement of APB Opinion No. 20 and FASB Statement No. 3". This statement replaces APB Opinion No. 20, "Accounting Changes", and FASB Statement No. 3, "Reporting Accounting Changes in Interim Financial Statements", and changes the requirements for the accounting for and reporting of a change in accounting principle. This statement applies to all voluntary changes in accounting principle. It also applies to changes required by an accounting pronouncement in the unusual instance that the pronouncement does not include specific transition provisions. This statement is effective for accounting changes and correction of errors made in fiscal years beginning after December 15, 2005. Management believes the adoption of this pronouncement will not have a material effect on our consolidated financial statements.

      In June 2005, the FASB ratified the EITF consensus to amend EITF No. 96-16, "Investor's Accounting for an Investee When the Investor Has a Majority of the Voting Interest but the Minority Shareholders Have Certain Approval or Veto Rights". The EITF agreed to amend the Protective Rights section of this consensus, as well as Example of Exhibit 96-16A, to be consistent with the consensus reached in Issue No. 04-5, "Determining Whether a General Partner, or the General Partners as a Group, Controls a Limited Partnership or Similarly Entity When the Limited Partners Have Certain Rights." The provisions of this amendment should be applied prospectively to new investments and to investment agreements that are modified after June 29, 2005. Management believes the adoption of this pronouncement will not have a material effect on our consolidated financial statements.

      In June 2005, the EITF reached consensus on Issue No. 05-6, Determining the Amortization Period for Leasehold Improvements ("EITF 05-6.") EITF 05-6 provides guidance on determining the amortization period for leasehold improvements acquired in a business combination or acquired subsequent to lease inception. The guidance in EITF 05-6 will be applied prospectively and is effective for periods beginning after June 29, 2005. EITF 05-6 is not expected to have a material effect on its consolidated financial position or results of operations.

                          AVEROX FZ-LLC AND SUBSIDIARY
                  CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
                               SEPTEMBER 30, 2006

Note B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

      In February 2006, FASB issued SFAS No. 155, "Accounting for Certain Hybrid Financial Instruments". SFAS No. 155 amends SFAS No 133, "Accounting for Derivative Instruments and Hedging Activities", and SFAF No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities". SFAS No. 155, permits fair value remeasurement for any hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation, clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS No. 133, establishes a requirement to evaluate interest in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation, clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives, and amends SFAS No. 140 to eliminate the prohibition on the qualifying special-purpose entity from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial instrument. This statement is effective for all financial instruments acquired or issued after the beginning of the Company's first fiscal year that begins after September 15, 2006. The Company has not evaluated the impact of this pronouncement its financial statements.

      In March 2006 FASB issued SFAS 156 'Accounting for Servicing of Financial Assets' this Statement amends FASB Statement No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities, with respect to the accounting for separately recognized servicing assets and servicing liabilities. This Statement:

      1. Requires an entity to recognize a servicing asset or servicing liability each time it undertakes an obligation to service a financial asset by entering into a servicing contract.

      2. Requires all separately recognized servicing assets and servicing liabilities to be initially measured at fair value, if practicable.

      3. Permits an entity to choose 'Amortization method' or Fair value measurement method' for each class of separately recognized servicing assets and servicing liabilities.

      4. At its initial adoption, permits a one-time reclassification of available-for-sale securities to trading securities by entities with recognized servicing rights, without calling into question the treatment of other available-for-sale securities under Statement 115, provided that the available-for-sale securities are identified in some manner as offsetting the entity's exposure to changes in fair value of servicing assets or servicing liabilities that a servicer elects to subsequently measure at fair value.

      5. Requires separate presentation of servicing assets and servicing liabilities subsequently measured at fair value in the statement of financial position and additional disclosures for all separately recognized servicing assets and servicing liabilities. An entity should adopt this Statement as of the beginning of its first fiscal year that begins after September 15, 2006. Management believes that this statement will not have a significant impact on the financial statement.

                          AVEROX FZ-LLC AND SUBSIDIARY
                  CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
                               SEPTEMBER 30, 2006

Note B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

      In September 2006, FASB issued SFAS 157 `Fair Value Measurements'. This Statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (GAAP), and expands disclosures about fair value measurements. This Statement applies under other accounting pronouncements that require or permit fair value measurements, the Board having previously concluded in those accounting pronouncements that fair value is the relevant measurement attribute. Accordingly, this Statement does not require any new fair value measurements. However, for some entities, the application of this Statement will change current practice. This Statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The management is currently evaluating the effect of this pronouncement on financial statements.

      In September 2006, FASB issued SFAS 158 `Employers' Accounting for Defined Benefit Pension and Other Postretirement Plans--an amendment of FASB Statements No. 87, 88, 106, and 132(R)' This Statement improves financial reporting by requiring an employer to recognize the over funded or under funded status of a defined benefit postretirement plan (other than a multiemployer plan) as an asset or liability in its statement of financial position and to recognize changes in that funded status in the year in which the changes occur through comprehensive income of a business entity or changes in unrestricted net assets of a not-for-profit organization. This Statement also improves financial reporting by requiring an employer to measure the funded status of a plan as of the date of its year-end statement of financial position, with limited exceptions. An employer with publicly traded equity securities is required to initially recognize the funded status of a defined benefit postretirement plan and to provide the required disclosures as of the end of the fiscal year ending after December 15, 2006. An employer without publicly traded equity securities is required to recognize the funded status of a defined benefit postretirement plan and to provide the required disclosures as of the end of the fiscal year ending after June 15, 2007. However, an employer without publicly traded equity securities is required to disclose the following information in the notes to financial statements for a fiscal year ending after December 15, 2006, but before June 16, 2007, unless it has applied the recognition provisions of this Statement in preparing those financial statements:

      a.    A brief description of the provisions of this Statement

      b.    The date that adoption is required

      c. The date the employer plans to adopt the recognition provisions of this Statement, if earlier.

      The requirement to measure plan assets and benefit obligations as of the date of the employer's fiscal year-end statement of financial position is effective for fiscal years ending after December 15, 2008. The management is currently evaluating the effect of this pronouncement on financial statements.

                          AVEROX FZ-LLC AND SUBSIDIARY
                  CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
                               SEPTEMBER 30, 2006

Note C - LOAN RECEIVABLE FROM OFFICER

      As of September 30, 2006, loan receivable from an officer amounted to $2,992,366. This loan is due on demand, interest free, and unsecured.

Note D - PREPAID EXPENSES

      As of September 30, 2006, prepaid expenses comprised of the following:

                                              9/30/2006
                      Advance tax              $153,265
                      Other                      14,366
                                               --------
                      Total                    $167,631
                                               ========

Note E - ACCOUNTS PAYABLE AND ACCRUED EXPENSES

      As of September 30, 2006, accounts payable and accrued expenses comprised of the following:


                                              9/30/2006
                      Accounts payables        $144,958
                      Salary payable             22,049
                      Other                      13,671
                                               --------
                      Total                    $180,678
                                               ========

                          AVEROX FZ-LLC AND SUBSIDIARY
                  CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
                               SEPTEMBER 30, 2006

Note F - INCOME TAXES

      Averox Pakistan is governed by the Income Tax Laws of Pakistan. Pursuant to the Central Board of Revenue Government of Pakistan, Averox Pakistan is subject to a tax rate of 35%. Income taxes are recognized for the amount of taxes payable for the current year and for the impact of deferred tax liabilities and assets, which represent future tax consequences of events that have been recognized differently in the financial statements than for tax purposes.

      The following is a breakup of income tax expense:

      9/30/2006
      Current                    $592,810
      Deferred                     (4,872)
                                 --------
        Total                    $587,938
                                 ========

      The primary temporary differences which gave rise to the net deferred tax asset and liabilities at September 30, 2006, respectively are as follows:

      Deferred tax liabilities
      Current Portion - Depreciation                          $ 32,050
                                                              ========

      Deferred tax asset
      Current - Allowance for doubtful accounts               $125,494
                                                              ========

The following is a reconciliation of the provision for income taxes at the Pakistan income tax rate to the income taxes reflected in the Consolidated Statements of Operations:

                                                           September 30,
                                                               2006
                                                           -------------
Tax expense (credit) at statutory rate-federal                  35%
Timing difference                                               (1%)
Tax expense at actual rate                                    34.2%
                                                           =============

                          AVEROX FZ-LLC AND SUBSIDIARY
                  CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
                               SEPTEMBER 30, 2006

Note G - LIABILITIES UNDER FINANCE LEASE

      The Company leases certain machinery and equipment under agreements that are classified as capital leases. The cost of equipment under capital leases is included in the Balance Sheets as property, plant & equipment. As of September 30, 2006, the Company had borrowings outstanding in the aggregate amount of $74,926, related to capital lease obligations. The rate of interest used ranges from 8% to 18.72% per annum. The amounts of minimum lease payments and periods during which they become due are as follows

                                                                   September 30,
                                                                   ------------
                                                             2007  $     46,896
                                                             2008        36,908
                                                                   ------------
Total min. lease payment                                                 83,804
Less amount representing interest                                        (8,878)
                                                                   ------------
Present value of min. lease payments                                     74,926
Less current maturity of capital lease obligations                      (41,176)
                                                                   ------------

Long term capital lease obligations                                $     33,750
                                                                   ============

Note H- CONTINGENCIES

      The Company has filed a suit in the Court of Civil Judge, First Class, Islamabad against M/s Aircom MEA FZ LLC for declaration, temporary and permanent prohibitory and mandatory injunction, rendition of accounts, and recovery of money / damages worth US$ 6,089,000. The management of the company are of the opinion that the company stands good chances of recovering some of the claimed amounts and a favorable outcome is expected in due course of time, However, the precise amount that is likely to be decreased by the Court cannot be ascertained at this stage. No amount has been recorded on the books as of September 30, 2006.

      The Company has also filed a suit in the Court of Civil Judge, First Class, Islamabad against M/s ATIS Systems GmbH for declaration, temporary and permanent prohibitory and mandatory injunction, rendition of accounts, and recovery of money / damages worth US$ 11,450,000, Euros $644,179 and Pak Rupees $37,500,000. The management of the company are of the opinion that the company stands relatively remote chance of getting a favorable decree on this case. However, ATIS has already admitted a sum of Euros $10,859 and it is quite likely that the said sum shall be eventually paid to the company. No amount has been recorded on the books as of September 30, 2006.

                          AVEROX FZ-LLC AND SUBSIDIARY
                  CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
                               SEPTEMBER 30, 2006

Note I - OTHER COMPREHENSIVE INCOME

      Balances of related after-tax components comprising accumulated other comprehensive income (loss), included in stockholders' equity, at September 30, 2006 is as follows:

                                                               Accumulated Other
                                                              Comprehensive loss
                                                              ------------------
Balance at June 30, 2006                                      $           46,597
Change for the three months                                               13,864
                                                              ------------------
Balance at September 30, 2006                                 $           60,461
                                                              ==================

Note J - COMMITTMENTS

      The Company leases an office facility under an operating lease that terminates in June 2007. Rental expense for this lease consisted of $36,080 for the three months ended September 30, 2006. The Company has future minimum lease obligations as follows:

      2007                      $ 27,890
                                --------
      Total                     $ 27,890
                                ========

Note K - MAJOR CUSTOMERS AND VENDORS

      For the three months ended September 30, 2006 we had one customer which accounted for 89% of our sales. There was $1,766,543 receivable from this customer as of September 30, 2006. For the three months ended September 30, 2006 we had two vendors which accounted for 35.6 % of our cost of sales. As of September 30, 2006, there was no amount payable to these vendors.

Note L - CURRENT VULNERABILITY DUE TO RISK FACTORS

      Our operations are carried out in Dubai and Pakistan. Accordingly, our business, financial condition and results of operations may be influenced by the political, economic and legal environments, by the general state of the economy. Our business may be influenced by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion and remittance abroad, and rates and methods of taxation, among other things.

                          AVEROX FZ-LLC AND SUBSIDIARY
                  CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
                               SEPTEMBER 30, 2006

Note M - DIVIDEND PAYABLE

      On September 1, 2006 the Company declared a dividend payable to the shareholder of Averox Dubai in the amount of $3,022,833.

Note N - SUBSEQUENT EVENT

      On November 13, 2006, Averox Dubai and Flickering Star Financial, Inc. ("Flickering") completed the Share Exchange Agreement (the "Agreement") pursuant to which Flickering will acquire 100% of Averox Dubai in a stock transaction. Under the terms of the Agreement, Flickering will deliver 6,500,000 unregistered shares of common stock to the Shareholder of Averox Dubai in exchange for 100% of the issued and outstanding shares of the company.